FORUM FUNDS
Semper Short Duration Fund

Supplement dated July 19, 2013 to the Statement of Additional Information (“SAI”) dated April 1, 2013, as amended June 3, 2013

The sub-section beginning on page 8 of the SAI entitled “C. Leverage Transactions” in the section entitled “Investments Policies and Risks” is hereby deleted in its entirety and replaced with the following:

C. Leverage Transactions

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities and entering into repurchase agreements. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Borrowing. The Fund may borrow money from a bank in amounts up to 33⅓% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. In the event that the Fund's borrowings exceed 33⅓% of the Fund's total assets, the Fund shall reduce the amount of its borrowings, within 3 days (excluding Sundays and holidays) in order to reduce borrowings to no more than 33⅓% of total assets. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Short Sales. The Fund may from time to time invest in short positions in securities, including Treasury securities, in order to gain market exposure on cash balances or to reduce its market exposure. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Investing in short positions is speculative and involves a high degree of risk.

CFTC Regulation. Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator ("CPO") pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund's commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) does not exceed 5% of the fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Fund does not trade any commodity interests, such as futures contracts, options on futures contracts, non-deliverable forwards, swaps and cash-settled foreign currency contracts. Therefore, it does not need to, and does not, rely on the exclusion in CFTC Regulation 4.5 to avoid regulation as a CPO.

For more information, please contact a Fund customer service representative at (877) 828-8210 (toll free)

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PLEASE RETAIN FOR FUTURE REFERENCE.